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                                                   EXECUTION COPY

             AMENDED AND RESTATED SECURITY AGREEMENT
             ---------------------------------------


          AMENDED AND RESTATED SECURITY AGREEMENT, dated as of October 18, 1995, made by DUCKWALL-ALCO STORES, INC., a Kansas corporation (the "Grantor"), in favor of BANKAMERICA BUSINESS
                  -------
CREDIT, INC. (formerly known as BA Business Credit, Inc., a Delaware corporation, as collateral agent (in such capacity, the "Collateral Agent") on behalf of the Secured Parties (as
 ----------------
defined below).


                    W I T N E S S E T H :
                    -------------------

          WHEREAS, in May, 1991, the Grantor and General Electric
Capital Corporation ("GECC") entered into a certain loan
                      ----
transaction (the "GECC Loan"), pursuant to which GECC made
                  ---------
available to the Grantor a $42,000,000 credit facility for revolving loans and letters of credit; and

          WHEREAS, in connection with the GECC Loan, the Grantor
and GECC entered into that certain Loan Agreement (as amended prior to February 11, 1993, the "Original Loan Agreement") dated May 29,
1991; and                  -----------------------

          WHEREAS, as a condition to GECC's obligations to make the GECC Loan to the Grantor, the Grantor, SPD Truck Lines, Inc. ("SPD") and GECC entered into that certain Security Agreement
  ---
(the "Original Security Agreement") dated May 29, 1991, which
      ---------------------------
Original Security Agreement granted to GECC a lien on and security interest in substantially all of the assets of the Grantor and SPD; and

          WHEREAS, effective as of February 11, 1993, GECC assigned all of its right, title and interest in the Original Loan Agreement and the Original Security Agreement and each and every other document and instrument executed in connection therewith
(collectively, the "Original Loan Documents") to BA Business
                    -----------------------
Credit, Inc. (now known as BankAmerica Business Credit, Inc.), individually and as agent, and Transamerica Business Credit
Corporation;

          WHEREAS, in connection with such assignment, (a) the Original Loan Agreement was amended and restated in its entirety pursuant to that certain Amended and Restated Loan Agreement dated as of February 11, 1993 (as heretofore amended, supplemented or otherwise modified, the "Existing Loan Agreement") among (i)
                         -----------------------
the Grantor, (ii) BA Business Credit, Inc. (now known as BankAmerica Business Credit, Inc.) and Transamerica Business Credit Corporation (collectively, the "Lenders"), and (iii) BA
                                -------
Business Credit, Inc. (now known as BankAmerica Business Credit, Inc.), as agent for the Lenders (in such capacity, the "Agent")
                                                        -----
and (b) the Grantor, SPD and BA Business Credit, Inc. (now known as BankAmerica Business Credit, Inc.), in its capacity as collateral agent for the Lenders and the holders of the 10% Subordinated Notes of the Grantor due 1998 (the "Subordinated Notes"), entered
                              ------------------
into a First Amendment to Security Agreement, dated as


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of February 11, 1993 (the Original Security Agreement, as so amended, being hereinafter referred to as the "Existing Security Agreement");
and                                   ---------------------------

          WHEREAS, the Grantor, the Lenders and the Agent have agreed to amend and restate the Existing Loan Agreement in its entirety pursuant to a Second Amended and Restated Loan Agreement, dated as of October 18, 1995 (as further amended, supplemented or otherwise modified from time to time, the "Loan Agreement"),
                                           --------------
pursuant to which the Lenders have agreed to make revolving loans from time to time to the Grantor and to cause to be issued letters of credit from time to time for the account of the Grantor; and

          WHEREAS, pursuant to the Loan Agreement, the Lenders and the Agent have agreed to release their liens on certain of the collateral security granted pursuant to the Existing Security Agreement (including, without limitation, liens on all collateral security granted by SPD) and certain of the other Loan Documents (as defined in the Existing Loan Agreement); and

          WHEREAS, the Subordinated Notes have been paid in full;
and

          WHEREAS, to reflect the amendment and restatement of the Existing Loan Agreement, the release of liens and the payment in full of the Subordinated Notes, the Grantor and the Collateral Agent desire to amend and restate the Existing Security Agreement in its entirety as set forth herein;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1.   Defined Terms.  Unless otherwise defined herein,
               -------------
terms defined in the Loan Agreement are used herein as therein defined, and the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

          "Account Debtor" shall mean any "account debtor," as
           --------------
     such term is defined in section 9-105(l)(a) of the UCC.

          "Accounts" shall mean any "account," as such term is
           --------
     defined in section 9-106 of the UCC, now owned or hereafter acquired by the Grantor and, in any event, shall include, without limitation, all accounts receivable, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to the Grantor (including, without limitation, under any trade names, styles or divisions thereof) whether arising out of goods sold or services rendered by the Grantor or from any other transaction, whether or not the same involves the sale of goods or services by the Grantor (including, without limitation, any such obligation which might be characterized as an account or contract right under the UCC)

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     and all of the Grantor's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of the Grantor's rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and all moneys due or to become due to the Grantor under all contracts for the sale of goods or the performance of services or both by the Grantor (whether or not yet earned by performance on the part of the Grantor or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

          "Chattel Paper" shall mean any "chattel paper," as
           -------------
     such term is defined in section 9-105(l)(b) of the UCC, now owned or hereafter acquired by the Grantor.

          "Collateral" shall have the meaning assigned to such
           ----------
     term in Section 2 of this Security Agreement.

          "Contracts" shall mean all contracts, undertakings,
           ---------
     or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which the Grantor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

          "Default" means a Default as defined in the Loan
           -------
     Agreement.

          "Documents" shall mean any "documents," as such term
           ---------
     is defined in section 9-105(l)(f) of the UCC, now owned or hereafter acquired by the Grantor.

          "Event of Default" means an Event of Default as
           ----------------
     defined in the Loan Agreement.

          "General Intangibles" shall mean any "general
           -------------------
     intangibles," as such term is defined in section 9-106 of the UCC, now owned or hereafter acquired by the Grantor and, in any event, shall include, without limitation, all right, title and interest which the Grantor may now or hereafter have in or under any Contract, all customer lists, Trademarks, rights in intellectual property, Licenses, permits, trade secrets, proprietary or confidential information, inventions (whether patented or patentable or not) and technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records now owned or hereafter acquired by the Grantor, goodwill and rights of indemnification.

          "hereby," "herein," "hereof," "hereunder" and words
           ---------------------------------------
     of similar import refer to this Security Agreement as a whole (including, without limitation, any schedules hereto) and not merely to the specific section, paragraph or clause in which the respective word appears.

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          "Instruments" shall mean any "instrument," as such
           -----------
     term is defined in section 9-105(l)(i) of the UCC, now owned or hereafter acquired by the Grantor, other than instruments that constitute, or are a part of a group of writings that constitute Chattel Paper.

          "Intellectual Property Collateral" shall mean all of
           --------------------------------
     the copyrights, Licenses, patents, Trademarks and Trade
     Secrets as to which the Collateral Agent has been granted a security interest hereunder.

          "Inventory" shall mean any "inventory," as such term
           ---------
     is defined in section 9-109 (4) of the UCC, now owned or hereafter acquired by the Grantor and, in any event, shall include, without limitation, all inventory, merchandise, goods and other personal property now owned or hereafter acquired by the Grantor which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in the Grantor's business, or the processing, packaging, delivery or shipping of the same, and all finished goods.

          "License" shall mean any Trademark License or other
           -------
     license as to which the Collateral Agent has been granted a security interest hereunder.

          "Proceeds" shall mean "proceeds," as such term is
           --------
     defined in section 9-306(1) of the UCC and, in any event, shall include, without limitation, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Grantor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (iii) any claim of the Grantor against third parties for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Secured Obligations" shall mean, without limitation,
           -------------------
     (i) the Obligations, including the Revolving Loans and Letters of Credit, (ii) all fees owing by the Grantor under the Loan Agreement, and (iii) all other indebtedness, liabilities and obligations of the Grantor to any Secured Party, whether now existing or hereafter incurred and whether created under, arising out of or in connection with the Loan Agreement, this Security Agreement or any of the other Loan Documents.

          "Secured Parties" shall mean, collectively, the
           ---------------
     Collateral Agent, the Agent, the Lenders and the Participating
     Lenders.

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          "Security Agreement" shall mean this Amended and
           ------------------
     Restated Security Agreement, as the same may from time to time be further amended, supplemented or otherwise modified, and shall refer to this Amended and Restated Security Agreement as in effect of the date such reference becomes operative.

          "Trade Secrets" shall mean trade secrets, along with
           -------------
     any and all (i) income, royalties, damages and payments now and hereafter due and/or payable to the Grantor with respect thereto, including, without limitation, damages and payments for past or future infringements or misappropriations thereof , (ii) rights to sue for past, present and future infringements or misappropriations thereof, and (iii) all other rights corresponding thereto throughout the world.

          "Trademark License" shall mean all of the following
           -----------------
     now owned or hereafter acquired by the Grantor: any written agreement granting any right to use any Trademark or Trademark registration.

          "Trademarks" shall mean all of the following now
           ----------
     owned or hereafter acquired by the Grantor: (i) all trademarks (including service marks and trade names, whether registered or at common law) , registrations and applications therefor, and the entire product lines and goodwill of the Grantor's business connected therewith and symbolized thereby, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable or both with respect thereto, including, without limitation, damages and payments for past or future infringements or misappropriation thereof,
     (iv) all rights to sue for past, present and future infringements or misappropriations thereof, and (v) all other rights corresponding thereto throughout the world.

          "UCC" shall mean the Uniform Commercial Code as the
           ---
     same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason
           --------  -------
     of mandatory provisions of law, any or all of the attachment, perfection or priority of the Collateral Agent's or Lenders' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

          2.   Grant of Security Interest.  (a) The Grantor
               --------------------------
hereby confirms that pursuant to the Existing Security Agreement, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and to induce the Lenders to enter into the Existing Loan Agreement and to make the Loans in accordance with the terms thereof, the Grantor assigned, conveyed, mortgaged, pledged, hypothecated and transferred to the Collateral Agent, for its benefit and the ratable benefit of the other Secured Parties, and granted to the Collateral Agent, for its benefit and the ratable benefit of

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the other Secured Parties, a security interest in all of the
Grantor's right, title and interest in, to and under the following (all of which is hereinafter collectively called the
"Collateral"):
 ----------

               (i)       all Accounts of the Grantor;

               (ii)      all Chattel Paper of the Grantor;

               (iii)     all Contracts of the Grantor;

               (iv)      all Documents of the Grantor;

               (v)       all General Intangibles of the Grantor;

               (vi)      all Instruments of the Grantor;

               (vii)     all Inventory of the Grantor;

               (viii)    all Trade Secrets of the Grantor;

               (ix)      all Trademark Licenses of the Grantor;

               (x)       all other intangible personal property
          of the Grantor, whether now owned or hereafter acquired by the Grantor and wherever located; and

               (xi) to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

     The Grantor hereby restates, reaffirms and continues the Liens on the Collateral.

          (b) The Grantor hereby confirms that in addition, as collateral security for the prompt and complete payment when due of the Secured Obligations and in order to induce the Lenders as aforesaid, pursuant to the Existing Security Agreement, each Lender and Participating Lender was granted a lien and security interest in all property of the Grantor held by such Lender or Participating Lender, including, without limitation, all property of every description, now or hereafter in the possession or custody of or in transit to such Lender or Participating Lender for any purpose, including safekeeping, collection or pledge, for the account of the Grantor, or as to which the Grantor may have any right or power.

          3.   Rights of Collateral Agent and Other Secured Parties;
               -----------------------------------------------------
Limitations on Collateral Agent's and Other Secured Parties' Obligations.
- ------------------------------------------------------------------------
(a) It is expressly agreed by the Grantor that, anything herein to the contrary notwithstanding, the Grantor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be

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observed and performed by it thereunder and the Grantor shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract or License. The Collateral Agent and the other Secured Parties shall not have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting to the Collateral Agent or any other Secured Party of a security interest therein or the receipt by the Collateral Agent or any other Secured Party of any payment relating to any Contract or License pursuant hereto, nor shall the Collateral Agent or any other Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of the Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b) The Collateral Agent authorizes the Grantor to collect its Accounts provided that such collection is performed in a prudent and businesslike manner, and the Collateral Agent may, upon the occurrence and during the continuation of any Default or Event of Default and without notice, limit or terminate said authority at any time. If required by the Collateral Agent at any time during the continuation of any Default or Event of Default, any Proceeds, when first collected by the Grantor, received in payment of any such Account or in payment for any of its Inventory or on account of any of its Contracts, shall be promptly deposited by the Grantor in precisely the form received (with all necessary endorsements) in a special bank account maintained by the Collateral Agent subject to withdrawal by the Collateral Agent only, as hereinafter provided, and until so turned over shall be deemed to be held in trust by the Grantor for and as the Collateral Agent's property and shall not be commingled with the Grantor's other funds or properties. Such Proceeds, when deposited, shall continue to be collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided. The Collateral Agent shall upon the request of the Majority Lenders apply all or a part of the funds on deposit in said special account to the principal of or interest on or both in respect of any of the Secured Obligations in accordance with the provisions of Section 8(d) hereof and any part of such funds which the Majority Lenders elect not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by the Collateral Agent to the Grantor. If a Default or an Event of Default has occurred and is continuing, at the request of the Collateral Agent the Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the sale and delivery of such Inventory or the performance of labor or service which created such Accounts, including, without limitation, all original orders, invoices and shipping receipts; and, prior to the occurrence of a Default or an Event of Default the Grantor shall deliver photocopies thereof to the Collateral Agent at its request.

          (c) The Collateral Agent may at any time, upon the occurrence and during the continuation of any Default or Event of Default (whether or not waived), after first notifying the Grantor of its intention to do so, notify Account Debtors of the Grantor, parties to the Contracts of the Grantor, obligors of Instruments of the Grantor and obligors in respect of Chattel Paper of the

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Grantor that the Accounts and the right, title and interest of the
Grantor in and under such Contracts, such Instrument and such Chattel Paper have been assigned to the Collateral Agent and that payments shall be made directly to the Collateral Agent. Upon the request of the Collateral Agent, the Grantor will so notify such Account Debtors, parties to such Contracts, obligors of such Instruments and obligors in respect of such Chattel Paper. Upon the occurrence and during the continuation of a Default or an Event of Default (whether or not waived), the Collateral Agent may in its own name or in the name of others communicate with such Account Debtors, parties to such Contracts, obligors of such Instruments and obligors in respect of such Chattel Paper to verify with such Persons to the Collateral Agent's satisfaction the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.

          (d) Upon reasonable prior notice to the Grantor (unless a Default or an Event of Default has occurred and is continuing, in which case no notice is necessary), the Collateral Agent shall have the right to make test verifications of the Accounts and physical verifications of the Inventory in any manner and through any medium that it considers advisable, and the Grantor agrees to furnish all such assistance and information as the Collateral Agent may require in connection therewith. The Grantor at its expense will cause certified independent public accountants satisfactory to the Collateral Agent to prepare and deliver to the Collateral Agent at any time and from time to time promptly upon the Collateral Agent's request, the following reports: (i) a reconciliation of all its Accounts, (ii) an aging of all its Accounts, (iii) trial balances, and (iv) a test verification of such Accounts as the Collateral Agent may request. The Grantor at its expense will cause certified independent public accountants satisfactory to the Collateral Agent to prepare and deliver to the Collateral Agent the results of the annual physical verification of its Inventory made or observed by such accountants.

          4.   Representations and Warranties.  The Grantor
               ------------------------------
hereby represents and warrants that:

          (a) Except for the security interest granted to the Collateral Agent for the ratable benefit of itself and the other Secured Parties and other Permitted Liens, the Grantor is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto, free and clear of any and all Liens. No material amounts payable under or in connection with any of its Accounts or Contracts are evidenced by Instruments which have not been delivered to the Collateral Agent.

          (b) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by the Grantor in favor of the Collateral Agent pursuant to this Security Agreement or such as relate to other Permitted Liens.

          (c) Appropriate financing statements having been filed in the jurisdictions listed on Schedule I hereto, this Security Agreement is effective to create a valid and continuing first

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     priority lien on and first priority perfected security interest in the Collateral with respect to which a security interest may be perfected by filing pursuant to the UCC, or by filing in the United States Patent and Trademark Office, in favor of the Collateral Agent for its benefit and the ratable benefit of the other Secured Parties, prior to all other Liens, except Permitted Liens, and is enforceable as such as against creditors of and purchasers from the Grantor (other than purchasers of Inventory in the ordinary course of business).
     All action necessary or desirable to protect and perfect such security interest in each item of the Collateral has been duly taken.

          (d) The Grantor's principal place of business and the place where its records concerning the Collateral are kept and the location of its Inventory are set forth on Schedule II hereto, and the Grantor will not change such principal place of business or remove such records or change the location of its Inventory unless it has taken such action as is necessary to cause the security interest of the Collateral Agent in the Collateral to continue to be perfected. The Grantor will not change its principal place of business or the place where its records concerning the Collateral are kept or change the location of its Inventory without giving thirty (30) days' prior written notice thereof to the Collateral Agent.

          (e) The amount represented by the Grantor to the Collateral Agent from time to time as owing by each Account Debtor or by all Account Debtors in respect of the Accounts of the Grantor will at such time be the correct amount actually and unconditionally owing by such Account Debtors thereunder.

          5.   Covenants.  The Grantor covenants and agrees
               ---------
with the Collateral Agent for the benefit of itself and the other Secured Parties that from and after the date of this Security Agreement until the commitments of the Lenders to extend credit under the Loan Agreement have been terminated and the Secured Obligations have been fully satisfied:

          (a)  Further Documentation; Pledge of Instruments. At
               --------------------------------------------
     any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Collateral Agent may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, using their best efforts to secure all consents and approvals necessary or appropriate for the assignment to the Collateral Agent of any License or Contract held by the Grantor or in which the Grantor has any rights not heretofore assigned, the filing of any financing or continuation statements under the UCC with respect to the liens and security interests granted hereby, transferring Collateral to the Collateral Agent's possession (if a security interest in such Collateral can be perfected by possession), and using its best efforts to obtain waivers of liens from landlords and mortgagees. The Grantor also hereby authorizes the Collateral Agent to file any such financing or continuation statement without the signature of the Grantor to the extent permitted by applicable law. If any amount payable under or in connection with any of the

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     Collateral shall be or become evidenced by any Instrument, such
     Instrument shall be immediately pledged to the Collateral Agent hereunder, and shall be duly endorsed in a manner satisfactory to the Collateral Agent and delivered to the Collateral Agent.

          (b)  Maintenance of Records.  The Grantor will keep
               ----------------------
     and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. The Grantor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. All Chattel Paper will be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of BankAmerica Business Credit, Inc., as Collateral Agent". For the Collateral Agent's further security, the Grantor agrees that the Collateral Agent shall have a special property interest in all of the Grantor's books and records pertaining to the Collateral and, upon the occurrence and during the continuation of any Default or Event of Default, the Grantor shall deliver and turn over any such books and records to the Collateral Agent or to its representatives at any time on demand of the Collateral Agent. Prior to the occurrence of a Default or an Event of Default and upon reasonable notice from the Collateral Agent, the Grantor shall permit any representative of the Collateral Agent to inspect such books and records and will provide photocopies thereof to the Collateral Agent.

          (c)  Indemnification.  In any suit, proceeding or
               ---------------
     action brought by the Collateral Agent or any other Secured Party relating to any Account, Chattel Paper, Contract, General Intangible or Instrument for any sum owing thereunder, or to enforce any provision of any Account, Chattel Paper, Contract, General Intangible or Instrument, the Grantor will save, indemnify and keep the Collateral Agent and such Secured Party harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by the Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from the Grantor, and all such obligations of the Grantor shall be and remain enforceable against and only against the Grantor and shall not be enforceable against the Collateral Agent or any other Secured Party.

          (d)  Compliance with Laws, etc.  The Grantor will
               -------------------------
     comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority, applicable to the Collateral or any part thereof or to the operation of the Grantor's business; provided, however, that the Grantor may contest any
     --------  -------
     act, regulation, order, decree or direction in any reasonable manner which shall not in the sole opinion of the Collateral Agent adversely affect the Collateral Agent's rights hereunder or adversely affect the first priority of its security interest in the Collateral.

          (e)  Payment of Obligations.  The Grantor will pay
               ----------------------
     promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom and all claims of any kind (including, without limitation, claims for labor, materials and supplies), except that no such charge need be paid if (i) such nonpayment does not involve any danger of the sale, forfeiture or loss of any of the Collateral or any interest therein, and (ii) such charge is adequately reserved against in accordance with and to the extent required by GAAP.

          (f)  Compliance with Terms of Accounts, etc.  In all
               --------------------------------------
     material respects, the Grantor will perform and comply with all obligations in respect of Accounts, Chattel Paper, Contracts and Licenses and all other agreements to which it is a party or by which it is bound..

          (g)  Limitation on Liens on Collateral.  The Grantor
               ---------------------------------
     will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of the Collateral Agent and the other Secured Parties in and to any of the Grantor's rights under the Chattel Paper, Contracts, Documents, General Intangibles and Instruments and to the Inventory and in and to the Proceeds thereof against the claims and demands of all Persons whomsoever.

          (h)  Limitations on Modifications of Accounts.  Upon
               ----------------------------------------
     the occurrence and during the continuation of any Default or Event of Default, the Grantor will not, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any of the Accounts, Chattel Paper or Instruments, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than trade discounts granted in the ordinary course of business of the Grantor.

          (i)  Insurance.  The Grantor shall insure the
               ---------
     Collateral against loss or damage by fire with extended coverage, loss in transit, and such other hazards as the Collateral Agent and the Lenders shall specify, in amounts, under policies and by insurers acceptable to the Collateral Agent and the Lenders. The Grantor shall cause the Collateral Agent and the Lenders to be named in each such policy as secured party and loss payee or additional insured, in a manner acceptable to the Lenders. Each policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than thirty (30) days prior written notice to the Collateral Agent in the event of cancellation of the policy for any reason whatsoever and a clause or endorsement stating that the interest of the Collateral Agent and the Lenders shall not be impaired or invalidated by any act or neglect of the Grantor or the owner of any premises where Collateral is located nor by the use of such premises for purposes more hazardous than are permitted by such policy.
     All premiums for such insurance shall be paid by the Grantor when due, and certificates of insurance and the original policies shall be delivered to the Collateral Agent. If any the Grantor fails to procure such insurance or to pay the premiums therefor when due, the Collateral Agent may (but shall not be required

     to) do so and charge the costs thereof to the Grantor's loan account. Each the Grantor shall promptly notify the Collateral Agent of any loss, damage, or destruction to the Collateral or arising from its use, whether or not covered by insurance. The Collateral Agent is hereby authorized to collect all such insurance proceeds directly. After deducting from such proceeds the expenses, if any, incurred by the Collateral Agent or either Lender in the collection or handling thereof, the Collateral Agent may apply such proceeds to the reduction of the Obligations, in such order as the Collateral Agent determines, or at the Collateral Agent's option may permit or require the Grantor to use such money, or any part thereof, to replace, repair or restore the Collateral in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage or destruction.

          (j)  Limitations on Disposition.  The Grantor will
               --------------------------
     not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except as permitted by the Loan Agreement and except for sales of Inventory in the ordinary course of business.

          (k)  Further Identification of Collateral.  The
               ------------------------------------
     Grantor will if so requested by the Collateral Agent furnish to the Collateral Agent, as often as the Collateral Agent reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

          (l)  Notices.  The Grantor will advise the Collateral
               -------
     Agent promptly, in reasonable detail, (i) of any material lien, security interest, encumbrance or claim made or asserted against any of the Collateral, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.

          (m)  Access and Examination.  The Collateral Agent
               ----------------------
     and the Lenders may at all reasonable times have access to, examine, audit, make extracts from and inspect the Grantor's records, files, and books of account and the Collateral and may discuss each the Grantor's affairs with the Grantor's officers and management and with its independent public accountants. The Grantor will deliver to the Collateral Agent any instrument necessary for the Agent or the Lenders to obtain records from any service bureau maintaining records for the Grantor. The Collateral Agent and the Lenders may, at any time when an Event of Default exists and at the Grantor's expense, make copies of all of the Grantor's books and records, or require the Grantor to deliver such copies to the Collateral Agent and each Lender. The Collateral Agent and the Lenders may, without expense to the Collateral Agent or any Lender, use such of the Grantor's personnel, supplies, and premises as may be reasonably necessary for maintaining or enforcing the Security Interest. The Collateral Agent and the Lenders shall have the right, at any time, in their own name or in the name of a nominee of the Lenders, to verify the validity, amount or any other matter relating to the Accounts, by mail, telephone or otherwise.

          (n)  Continuous Perfection.  The Grantor will not
               ---------------------
     change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of section 9-402(7) of the UCC (or any other then applicable provision of the UCC) unless the Grantor shall have given the Collateral Agent at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Collateral Agent to amend such financing statement or continuation statement so that it is not seriously misleading.

          (o)  Covenants Regarding Intellectual Property Collateral.
               ----------------------------------------------------

               (i) The Grantor shall notify the Collateral Agent immediately if it knows or has reason to know that any application or registration relating to any Trademark which is material to the conduct of the Grantor's business may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court) regarding the Grantor's ownership of any Trademark which is material to the conduct of the Grantor's business, its right to register the same, or to keep and maintain the same.

               (ii) In no event shall the Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents, and papers as Lender may request to evidence the Collateral Agent's security interest in such Trademark and the General Intangibles, including, without limitation, the goodwill of the Grantor, relating thereto or represented thereby.

               (iii) The Grantor will take all necessary and appropriate actions, including, without limitation, in any proceeding before the United States Patent and Trademark Office, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Trademarks which are material to the conduct of the Grantor's business, including, without limitation, filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition cancellation proceedings.

               (iv) In the event that any of the Intellectual Property Collateral is infringed, misappropriated or diluted by a third party, the Grantor shall notify the Collateral Agent promptly after it learns thereof and shall, unless the Grantor shall reasonably determine that such Intellectual Property Collateral is not material to the conduct of the Grantor's business, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as the Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property Collateral.

          6.   Collateral Agent's Appointment as Attorney-in-Fact.
               --------------------------------------------------
(a) The Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives the Collateral Agent the power and right, on behalf of the Grantor, without notice to or assent by the Grantor to do the following:

               (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of the Grantor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

               (ii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

               (iii) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Collateral Agent or as the Collateral Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Grantor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; (G) to license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Trademark, throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (H) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and the Grantor's expense, at any time, or from time to time, all acts and things which the Collateral Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's Lien with respect to the Collateral for the benefit of itself and the other Secured Parties, in order to effect the intent of this Security Agreement, all as fully and effectively as the Grantor might do.

          (b) The Collateral Agent agrees that, except upon the occurrence and during the continuation of a Default or an Event of Default, it will forebear from exercising the power of attorney or any rights granted to the Collateral Agent pursuant to this Section
6. The Grantor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6 is a power coupled with an interest and shall be irrevocable until the Secured Obligations are indefeasibly paid in full.

          (c) The powers conferred on the Collateral Agent hereunder are solely to protect the interest of the Collateral Agent, on behalf of the Secured Parties, in the Collateral, and shall not impose any duty upon it to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act, except for its own gross negligence or willful misconduct.

          (d) The Grantor also authorizes the Collateral Agent, at any time and from time to time upon the occurrence and during the continuation of any Default or Event of Default, (i) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of the Grantor in and under the Contracts hereunder and other matters relating thereto and (ii) to execute, in connection with the sale provided for in
Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          7.   Performance by the Collateral Agent of Grantor's
               ------------------------------------------------
Obligations.  If the Grantor fails to perform or comply with any
- -----------
of its agreements contained herein and the Collateral Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of the Collateral Agent incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect in respect of Reference Rate Loans shall be payable by the Grantor to the Collateral Agent on demand and shall constitute Secured Obligations secured hereby.

          8.   Remedies, Rights Upon Default.  (a) If any
               -----------------------------
Default or Event of Default shall occur and be continuing, the Collateral Agent shall, at the request of the Majority Lenders, or may, with the consent of the Majority Lenders, exercise in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Grantor expressly agrees that in any such event the Collateral Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Grantor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, for the benefit of itself and the other Secured Parties, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, for the benefit of itself and the other Secured Parties, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of the Collateral Agent's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral (or any part thereof) so sold, free of any right or equity of redemption, which equity of redemption the Grantor hereby releases. The Grantor further agrees, at the Collateral Agent's request, to assemble the Collateral (or any part thereof) and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at the Grantor's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, as provided in Section 8(d) hereof, the Grantor remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Collateral Agent of any other amount required by any provision of law, including section 9-504(l)(C) of the UCC, need the Collateral Agent account for the surplus, if any, to the Grantor. To the maximum extent permitted by applicable law, the Grantor waives all claims, damages, and demands against the Collateral Agent and the other Secured Parties arising out of the repossession, retention or sale of the Collateral (or any part thereof) except such as arise out of the gross negligence or wilful misconduct of the Collateral Agent or any other Secured Party. The Grantor agrees that the Collateral Agent need not give more than ten (10) days' notice (which notification shall be deemed given when mailed or delivered on an overnight basis, postage prepaid, addressed to the Grantor at its address referred to in Section 12 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Collateral Agent and the other Secured Parties are entitled in accordance with the terms hereof, the Grantor also being liable for the reasonable fees of any attorneys employed by the Collateral Agent or any other Secured Party (including the allocated cost of staff counsel) to collect such deficiency.

          (b) The Grantor also agrees to pay all costs of each of the Collateral Agent and each other Secured Party, including, without limitation, reasonable attorneys' fees (including the allocated cost of staff counsel), incurred in connection with the enforcement of any of its rights and remedies hereunder.

          (c) The Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security
Agreement or any Collateral.

          (d) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Collateral Agent in the following order of priorities:

          first, to the Collateral Agent in an amount sufficient
          -----
     to pay in full the expenses of the Collateral Agent in connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, including, without limitation, reasonable attorneys' fees (including the allocated cost of staff counsel);

          second, to the Lenders and the Participating Lenders in
          ------
     an amount equal to the then unpaid principal of and accrued interest and prepayment premiums, if any, on the Secured Obligations, and if such Proceeds shall be insufficient to pay in full such amount, then to the Lenders and the Participating Lenders ratably in accordance with the then unpaid amounts thereof owing to each such Lender or Participating Lender;

          third, to the Lenders and the Participating Lenders in
          -----
     an amount equal to any other Secured Obligations which are then unpaid, and if such Proceeds shall be insufficient to pay in full such amount, then to the Lenders and the Participating Lenders ratably in accordance with the then unpaid amounts thereof owing to each such Lender or Participating Lender; and

          finally, to pay to the Grantor, or its representatives or
          -------
     as a court of competent jurisdiction may direct, any surplus then remaining from such Proceeds.

          9.   Grant of License to Use Intellectual Property
               ---------------------------------------------
Collateral.  For the purpose of enabling the Collateral Agent to
- ----------
exercise rights and remedies under Section 8 hereof at such time as the Collateral Agent, without regard to this Section 9, shall be lawfully entitled to exercise such rights and remedies, the Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license

(exercisable without payment of royalty or other compensation to the Grantor) to use, license or sublicense any Trade Secret or Trademark, now owned or hereafter acquired by the Grantor, and wherever the same may be located, and including, without limitation, in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof.

          10.  Limitation on the Collateral Agent's Duty in
               --------------------------------------------
Respect of Collateral.  The Collateral Agent shall not have any
- ---------------------
duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that the Collateral Agent shall use reasonable care with respect to the Collateral in its possession or under its control. Upon request of the Grantor, the Collateral Agent shall account for any moneys received by it in respect of any foreclosure on or disposition of the Collateral.

          11.  Reinstatement.  This Agreement shall remain in
               -------------
full force and effect and continue to be effective should any petition be filed by or against the Grantor for liquidation or reorganization, should the Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          12.  Notices.  Except as otherwise provided herein,
               -------
whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback addressed as follows:

          (a)  If to the Collateral Agent, at

               BankAmerica Business Credit, Inc.
               40 East 52nd Street, 2nd Floor
               New York, New York 10022
               Attn: Portfolio Manager
               Telecopy Number: (212) 836-5169
               with copies to

               Bank of America National Trust
               and Savings Association
               335 Madison Avenue - 4th Floor
               New York, New York 10017
               Attn: Legal Department
               Telecopy Number: (212) 503-7350

               If to Transamerica, at:

               Transamerica Business Credit Corporation
               Two Ravinia Drive, Suite 700
               Atlanta, Georgia 30346
               Attn:  Mr. T. W. Harris
               Telecopy Number: (770) 390-7017

               with copies to:

               King & Spaulding
               191 Peachtree Street
               Atlanta, Georgia 30303-1763
               Attn: Gerald T. Woods, Esq.
               Telecopy Number: (404) 572-5100

          (b)  If to the Grantor, at:

               Duckwall-ALCO Stores, Inc.
               401 Cottage Avenue
               Abilene, Kansas 67410-2832
               Attn:  Mr. Bryan DeCordova
               Telecopy Number:  (913) 263-1905

               With a copy to

               Stinson, Mag & Fizzell, P.C.
               1201 Walnut Street
               P.O. Box 419251
               Kansas city, Missouri 64141-6251
               Attention: Richard N. Nixon, Esq.
               Telecopy Number: (816) 691-3495
or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or when deposited in the United States mails, postage prepaid, if sent by registered or certified mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

          13.  Successor Collateral Agent.  The Collateral
               --------------------------
Agent may resign at any time as Collateral Agent under this Security Agreement by giving written notice thereof to the Secured Parties and the Grantor and shall resign by giving such notice in the event the Collateral Agent ceases to be a Lender. Upon any such resignation, the remaining Majority Lenders shall have the right to appoint a successor Collateral Agent hereunder. In the event no successor Collateral Agent shall have been so appointed by the Majority Lenders, and shall have accepted such appointment, within 30 days from and after the date the Collateral Agent resigns, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance by a successor Collateral Agent of its appointment as agent under this Security Agreement, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Security Agreement.

          14.  Severability.  Any provision of this Security
               ------------
Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          15.  No Waiver; Cumulative Remedies.  Neither the
               ------------------------------
Collateral Agent nor any of the other Secured Parties shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Collateral Agent, and then only to the extent therein set forth. A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Collateral Agent, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Collateral Agent and, where applicable, by the Grantor.

          16.  Successors and Assigns; GOVERNING LAW.  (a) This
               -------------------------------------
Security Agreement and all obligations of the Grantor hereunder shall be binding upon the successors and assigns of the Grantor, and shall, together with the rights and remedies of the Collateral Agent hereunder, inure to the benefit of the Collateral Agent, the other Secured Parties and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to the Collateral Agent for the benefit of itself and the other Secured Parties hereunder.

          (b) THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

          17.  Use and Protection of Intellectual Property
               -------------------------------------------
Collateral.  Notwithstanding anything to the contrary contained
- ----------
herein, unless a Default or Event of Default has occurred and is continuing, the Collateral Agent shall from time to time execute and deliver, upon the written request of the Grantor, any and all instruments, certificates or other documents, in the form so requested, necessary or appropriate in the judgment of the Grantor to permit the Grantor to continue to exploit, license, use, enjoy and protect the Intellectual Property.

          18.  Further Indemnification.  The Grantor agrees to
               -----------------------
pay, and to save the Collateral Agent and each other Secured Party harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement.

          19.  WAIVER OF JURY TRIAL.  EACH OF THE COLLATERAL
               --------------------
AGENT AND THE GRANTOR WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES HEREUNDER, UNDER THE LOAN AGREEMENT OR UNDER THE OTHER LOAN DOCUMENTS OR RELATING TO ANY OF THE FOREGOING.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

                                        DUCKWALL-ALCO STORES, INC.


                                        By:
                                           ---------------------------
                                           Name:
                                           Title:

Accepted and acknowledged by:

BANKAMERICA BUSINESS CREDIT, INC.,
As Collateral Agent


By:
    ---------------------------
    Name:
    Title:

                           Schedule I
                           ----------
                               to
                               --
             Amended and Restated Security Agreement
             ---------------------------------------

                FINANCING STATEMENT JURISDICTIONS


Arkansas
- --------

          Secretary of State
          Arkansas County
          Boone County
          Faulkner County
          Garland County
          Pope County
          Pulaski County
          Sharp County

Arizona
- -------

          Secretary of State
          Apache County
          Navajo County

Colorado
- --------

          Secretary of State
          Adams County
          Baca County
          Bent County
          Denver County
          El Paso County
          Fremont County
          Kit Carson County
          Las Animas County
          Morgan County
          Otero County
          Yuma County


Illinois
- --------

          Secretary of State
          Ford County
          Jasper County
          Morgan County

Iowa
- ----

          Secretary of State
          Benton County
          Buena Vista County
          Carroll County
          Crawford County
          Cass County
          Cherokee County
          Dallas County
          Emmet County
          Fayette County
          Hancock County
          Marion County
          Montgomery County
          Plymouth County

Kansas
- ------

          Secretary of State
          Barber County
          Barton County
          Brewster County
          Brown County
          Chase County
          Chaves County
          Chautauqua County
          Cloud County
          Coffey County
          Decatur County
          Dickinson County

- ------

          Ellis County
          Ellsworth County
          Finney County
          Ford County
          Geary County
          Grant County
          Greenwood County
          Harper County
          Harvey County
          Kingman County
          Kiowa County
          Lincoln County
          Linn County
          Marion County
          Meade County
          Mitchell County
          Morris County
          Morton County
          Nemaha County
          Ness County
          Osage County
          Osborne County
          Ottawa County
          Pawnee County
          Riley County
          Rush County
          Phillips County
          Pottawatomie County
          Pratt County
          Reno County
          Republic County
          Rice County
          Rooks County
          Saline County
          Scott County
          Sedgwick County
          Sherman County
          Stafford County
          Stanton County
          Stevens County
          Sumner County
          Trego County
          Washington County

New Mexico
- ----------

          Secretary of State
          Chaves County

Minnesota
- ---------

          Secretary of State
          Lyon County
          Mower County

Mississippi
- -----------

          Secretary of State
          Alcorn County
          Panola County
          Bolivar County

Nebraska
- --------

          Secretary of State
          Boone County
          Box Butte County
          Buffalo County
          Cash County
          Cherry County
          Cherokee County
          Cheyenne County
          Cuming County
          Dawson County
          Deuel County
          Dodge County
          Gage County
          Fillmore County
          Holt County
          Keith County
          Lincoln County
          Madison County
          Otoe County
          Red Willow County
          Scotts Bluff County
          Sheridan County
          Valley County

New Mexico
- ----------

          Secretary of State
          Chaves County
          Cibola County
          Lea County
          Quay County
          Roosevelt County
          Valencia County


North Dakota
- ------------

          Cavalier County
          Dickey County
          Foster County
          Rolette County
          Ransom County
          Traill County

Oklahoma
- --------

          Secretary of State
          Alfalfa County
          Bailey County
          Beaver County
          Blaine County
          Ellis County
          Latimer County
          Major County
          Osage City County
          Texas County
          Washita County


South Dakota
- ------------

          Secretary of State
          Brule County
          Charles Mix County
          Day County
          Grant County
          Lawrence County
          Lincoln County
          Roberts County
          Spink County
          Yankton County

Texas
- -----

          Secretary of State
          Andrews County
          Bailey County
          Brewster County
          Bosque County
          Castro County
          Coleman County
          Dallas County
          Dallam County
          Gray County
          Hansford County
          Lamb County
          Lubbock County
          Milam County
          Ochiltree County
          Swisher County
          Ward County
          Wilbarger County
          Winkler County
          Wood County
Wyoming
- -------

          Secretary of State
          Albany County
          Campbell County
          Carbon County
          Fremont County
          Lincoln County

Utah
- ----

          Secretary of State
          Duchesne County

                           Schedule II
                               to
             Amended and Restated Security Agreement













                   Principal Place of Business
                                &
           Location of Records Concerning Collateral:

                   Duckwall-Alco Stores, Inc.
                         General Offices
                       401 Cottage Avenue
                        Abilene, KS 67410

                          Schedule II
                          -----------
                              to
                              --
            Amended and Restated Security Agreement
            ---------------------------------------

                       INVENTORY LOCATIONS


DUCKWALL-ALCO STORES, INC., GENERAL OFFICES, 401 COTTAGE AVE.,
ABILENE, KS 67410

DUCKWALL STORES (45)
- --------------------
10.       1826 M. Street
          Belleville, KS 66935
20.       113 W.Lincoln Avenue
          Lincoln, KS  67455
28.       102 W. Main Street
          (Box 314)
          Council Grove, KS 66846
34.       427 Lincoln
          Wamego, KS 66547
37.       321 East Main Street
          Marlon, KS 66861
41.       206 Clayton Street
          Brush, CO 80723
43.       313 Main Street
          (Box 356)
          Scott City, KS 67871
47.       132 W. 8th Street
          Horton, KS 66439
48.       917 Main Street
          Springfield, CO 81073
52.       113 S. Main Street
          Ulysses, KS 67880
53.       529 S. Main Street
          Hugoton, KS 67951
55.       129 S. Douglas
          Beaver, OK 73932
56.       201 N. Main Street
          WaKeeney, KS 67672
57.       125 South Penn
          Oberlin, KS 67749
58.       110 S. Main
          Plainville, KS 67663
59.       112 E. Main
          Sedan, KS 67361
60.       157 S. Main Street
          Holsington, KS 67544
61.       602 S. Main (Box 420)
          Johnson, KS 67855
62.       710 Main St. (Box 773)
          LaCrosse, KS  67548-0773
63.       532 Market
          Osage City, KS 66523
65.       226 E. Ross Ave.
          (Box 237)
          Clearwater, KS 67026
66.       125 W. Main
          Osborne, KS 67473
67.       966 G Street
          Genova, NE 68361
68.       203 E. Sycamore
          Ness City, KS 67560
69.       339 S. Main, Box 579
          Shattuck, OK 73858
70.       600 Main
          Walsenburg, CO 81089
71.       286 Vincent Ave.
          (Box 664)
          Chappell, NE 69129
72.       307-1/2 Sixth Street
          Las Animas, CO 81054
74.       323 Main Street
          Manning, LA 51465
76.       220-1/2 Broadway
          (Box 525)
          Cottonwood Falls, KS 66845
77.       102 E. Third
          St. John, KS 67576
78.       417 Morton St.
          (Box 417)
          Elkhart, KS 67950
79.       310 C Street
          Washington, KS 66968
80.       142 S. Main Street
          Greensburg, KS 67054
83.       314 West 2nd Street
          Minneapolis, KS 67467
84.       203 S. Broadway
          Hooker, OK 73945
85.       306 North Main
          Rocky Ford, CO 81067
88.       309 E. 4th
          Villisca, IA 50864
89.       603 W. Carthage (Box B)
          Meade, KS 67864
91.       121 S. Broadway
          Sterling, KS 67579
92.       131 S. Main
          Caldwell, KS 67022
93.       101 N. Main (Box 354)
          Stafford, KS 67578
<F*>701.  906 Main Street (Box 447)
          Pleasanton, KS 66075
<F*>702.  116 S. Chestnut Street
          Kimball, NE  69145
<F*>703.  104 N. Central
          Coldwater, KS 67029


ALCO DISCOUNT STORES (118)
- --------------------------
1.        1903 N. Buckeye Street
          Abilene, KS 67410
2.        1820 S. 9th Street
          Salina, KS 67401
5.        1401 E. 6th Street
          (Box 635)
          Concordia, KS 66901
11.       310 W. Frontview
          Dodge City, KS 67801
12.       1401 E. Kansas Avenue
          Garden City, KS 67846
15.       1207 West Platte Street
          Fort Morgan, CO 80701
17.       2702 N. Vine Street
          Hays, KS  67601
18.       620 N. Broadway Street
          Larned, KS 67550
19.       115 S. Jackson Street
          Pratt, KS 6712-
21.       1121 Main Street
          Goodland, KS 67735
45.       3007 Anderson Avenue
          Manhattan, KS 66503
73.       6000 E. 64th Avenue
          Commerce City, CO 80022
81.       900 W. Hobbs Street
          Roswell, NM 88201
90.       1207 N. Hobart Street
          Pampa, TX 79065
97.       2300 Anderson Avenue
          Newton, KS 67114
99.       414 E. 30th Street
          Hutchinson, KS 67502
103.      920 West 6th Street
          Junction City, KS 66441
105.      1711 Fremont Drive
          Canon City, CO 81212
108.      2115 N. 6th Street
          Beatrice, NE 68310
112.      1600 E. 7th Street
          Atlantic, IA 50022
113.      N. 2nd St. & E. Bow Drive
          Cherokee, IA 51012
114.      700 W. "D" Street
          McCook, NE 69001
118.      700 E. 23rd Street
          Fremont, NE 68025
119.      401 First Street
          Perry, IA 50220
123.      103 E. Norfolk Avenue
          Norfolk, NE 68701
124.      2402 Central Ave.
          (Box 472)
          Estherville, IA 51334
126.      1325 W. 3rd Street
          (Box 39)
          Alliance, NE 69301
129.      401 N. Main Street
          S. Hutchinson, KS 67505
130.      628 Illinois Street
          Sidney, NE 69162
131.      201 E. 6th Street
          North Platte, NE 69101
147.      1502 S. Lincoln Street
          P.O. Box 266
          Knoxville, IA  50138-0266
149.      509 Blair Street
          Dalhart, TX 79022
150.      1301 S. Main Street
          Perryton, TX 79070
152.      300 W. 1st Street
          Portales, NM 88130
153.      1101 N. 1st Street
          Grants, NM 87020

154.      630 E. Reinken Avenue
          Belen, NM 87002
155.      R.R.1, Box 117A
          1556 S. 11th
          Nebraska City, NE 68410
157.      275 Grand View
          Lander, WY 82520
161.      1907 S. Stockton
          Monahans, TX 79756
163.      502 Higley Blvd.
          Rawlins, WY 82301
165.      1203 N. Main Street
          Andrews, TX 79714
166.      820 E. 1st Street
          Ogallala, NE 69153
175.      504 S. Promenade
          Havana, IL 62644
185.      334 E. Highway 302
          Kermit, TX 79745
189.      1017 Spring Valley Ave.
          Diamondville, WY 83116
190.      302 S.E. Hwy. 20
          O'Neill, NE 68763
191.      700 E. Highway 20
          Valentine, NE 69201
195.      901 W. Tucumcari Blvd.
          Tucumcari, NM 88401
202.      333 S. Lincoln
          Burlington, CO 80807
203.      300 S. Iliff
          Medicine Lodge, KS 67104
204.      407 E. Hwy. #20, P.O.
          Box 406
          Gordon, NE 69343
205.      1300 S. Lincoln Street
          West Point, NE
            68788-4586
206.      5-2 E. 8th Avenue
          Yuma, CO 80759
207.      810 East "D" Street
          Kingman, KS 67068
208.      1400 Morningside Ave.
          Milbank, SD 57252
209.      E. Hwy. #12
          Webster, SD 57274
210.      1130 5th St., East
          Canton, SD 57013
211.      E. Hwy. #10
          Sisseton, SD 57262
212.      614 W. 3rd Street
          Redfield, SD 57469
213.      1121 W. Main
          Lyons, KS 67554
214.      110 Meridian Avenue
          Cozad, NE 69130
215.      2970 10th Street
          Gering, NE 69341
216.      816 E. State Road
          Fairview, OK 73737
217.      1415 N. Glenn English
          Cordell, OK 73632
218.      910 W. Avenue D
          Lovington, NM 88260
220.      R.R. #4
          Fredonia, KS 66736
221.      RFD #1, Hwy. 14 & Tenth
          Beloit, KS 67420
222.      200 Clarence Nash Blvd.
          Watonga, OK 73772
223.      245 West Second
          Wray, CO 80758
224.      521 Hwy.  207 South
          Spearman, TX 79081
225.      210 Southgate
          Cherokee, OK 73728
226.      4109 Hillcrest Plaza
          Vernon, TX 76384
227.      Hwy 200 East
          P.O. Box 157
          Carrington, ND 58421
228.      602 Main Ave. West
          P.O. Box 579
          Rolla, ND 58367-0579
229.      705 Marshall Howard Dr.
          Littlefield, TX 79339
230.      1524 9th Ave. (Box 328)
          Langdon, ND 58249
231.      R.R. #1, P.O. Box 489
          Chamberlain, SD 57325
232.      200 S. Main
          Winnsboro, TX 75494
233.      405 N. Arkansas Avenue
          Russellville, AR 72801
234.      803 N. Broadway
          Dimmitt, TX 79027-0847
235.      911 South K Avenue
          Vinton, IA 52349
236.      704 S. 7th
          Oakes, ND 58474
237.      Hwy. 32 South
          P.O. Box 948
          Lisbon, ND 58054-9998
238.      Hwy. 11 East
          P.O. Box 303
          Ord, NE 68862
239.      501 W. Hwy. 54
          P.O. Box 190
          Eureka, KS 67045
240.      804 East First Street
          Cameron, TX 76520
241.      2500 E. Highway 90
          Alpine, TX 79830
242.      1457 W. Main
          (Box 1378)
          Pawhuska, OK  74056
243.      1401 W. American Blvd.
          Muleshoe, TX 79347
244.      1500 S. 75 Hwy. (Box 57)
          Sabetha, KS 66534
245.      915 W. Highway 46
          Wagner, SD  57380
246.      Johnstowne Mall
          Route 16 West
          P.O. Box 618
          Shelbyville, IL 62565
247.      615 N. Ash (Box 191)
          Hillsboro, KS 67063
248.      900 N.W. 6th
          Tulla, TX  79088
249.      629 Highway 2 North
          Wilburton, OK 74578
250.      R.R. #3, Box 24A
          P.O. Box 246
          Phillipsburg, KS 67661
251.      207 S. Mountain Ave.
          Springerville, AZ 85938
252.      745 E. 15th Street
          (Box 152)
          Ellsworth, KS 67439
253.      1207 N. Avenue G
          (Box 521)
          Clifton, TX 76634
254.      307 Highway 150 North
          West Union, IA
            52175-1048
255.      935 3rd St., S.E., Box 217
          Mayville, ND 58257
256.      30 W. Highway 40, 330-6
          Roosevelt, UT 84066
257.      2303 Commercial Ave.
          (Box 915)
          Coleman, TX 76834
258.      1515 Navajo Blvd.
          Holbrook, AZ 86025
259.      150 E. Highway 18  Box 99
          Garner, IA 50438
260.      619 East First  Box 504
          Gibson City, IL 60936
261.      1106 S. Van Buren St.
          Box 231
          Newton, IL 62448
262.      Twin City Shopping Mall
          145 Glendale Drive
          Lead, SD 57754
<F*>263.  U.S. Hwy 84 & Division
          Slaton, Tx 79364
<F*>264.  E. 400 South Hwy. 14
          Albion, NE 68620
<F*>265.  308 S.W.2nd
          Canadian, TX 79014
<F*>266.  725 N. Broadway Ave.
           (Box 146)
          Spring Valley, MN  55975-
               0146
<F*>268.  710 Hwy 14 North
          Anthony, KS 67003
409.      Hwy. 62-65 North
          Harrison, AR 72601
411.      1540 Malvern Avenue
          Suite G-H
          Hot Springs, AR 71901
430.      420 Hwy. #1 South
          DeWitt, AR 72042
433.      103 E. Oak Street
          Conway, AR 72032
607.      Highland Shopping Center
          Rt. 2, Box 249A
          Hardy, AR 72542


STERLING DEPT. STORE (1)
- ------------------------

300.      221 W. Capitol
          Little Rock, AR 72201

[FN]
<F*>Store under construction

Duckwall-Alco Warehouse
900 North Van Buren
Abilene, KS 67410



                                                            #0904
                                                (Revised 1/25/96)